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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): March 31, 1999

                            McLEODUSA INCORPORATED
            (Exact name of registrant as specified in its charter)

        Delaware                        0-20763                 42-1407240
     (State or Other            (Commission File Number)      (IRS Employer
Jurisdiction of Incorporation)                            Identification Number)


                           McLeodUSA Technology Park
                       6400 C Street S.W., P.O. Box 3177
                               Cedar Rapids, IA                  52406-3177
                   (Address of Principal Executive Offices)      (Zip Code)

      Registrant's telephone number, including area code: (319) 364-0000

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  Acquisition or Disposition of Assets

Acquisition of Ovation Communications, Inc.
-------------------------------------------

     On March 31, 1999, McLeodUSA Incorporated ("McLeodUSA") acquired Ovation Communications, Inc. ("Ovation"), a privately held Delaware corporation, through the merger (the "Merger") of Ovation with and into Bravo Acquisition Corporation, a newly formed Delaware corporation and wholly-owned subsidiary of McLeodUSA. The Merger occurred pursuant to the Agreement and Plan of Merger, dated as of January 7, 1999, among McLeodUSA, Bravo Acquisition Corporation, Ovation and several stockholders of Ovation (the "Merger Agreement").

     As a result of the Merger, Ovation securityholders received an aggregate of 5,596,617 shares of McLeodUSA's Class A common stock and approximately $121.3 million in cash. In addition, all options to acquire Ovation common stock granted under Ovation's 1997 Stock Option Plan that were outstanding and unexercised immediately prior to the effective time were assumed by McLeodUSA and were replaced with options to purchase McLeodUSA Class A common stock. The number of shares of McLeodUSA Class A common stock subject to the replaced options and the exercise price of such options were adjusted based upon the merger consideration. In addition, McLeodUSA retired approximately $105.6 million of the outstanding debt of Ovation at the time of the transaction. At the effective time of the Merger, Bravo Acquisition Corporation changed its name to Ovation Communications, Inc.

     The consideration for the Merger was determined through arm's-length negotiations between McLeodUSA and Ovation. McLeodUSA will record the Merger as a purchase for accounting purposes.

     Ovation is a diversified communications services company serving business customers primarily in larger metropolitan areas in Minnesota, Illinois and Wisconsin (such as Minneapolis/St. Paul, Chicago and Milwaukee) and in small to mid-sized cities in Michigan. Ovation provides the following services:

     .  local and network access

     .  local and long distance telephone

     .  voice mail, teleconferencing and calling card
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     .  Internet access

     As of December 31, 1998, Ovation served approximately 32,650 business local lines and 12,900 residential local lines to approximately 2,900 business customers and 11,750 residential customers in 135 cities and towns. Ovation had 1998 revenues of $21.5 million, including revenues received between October 1, 1998 and December 31, 1998 as a result of Ovation's acquisition of BRE Communications, L.L.C. d/b/a Phone Michigan on October 1, 1998. As of December 31, 1998, Ovation had four switches, approximately 564 miles of fiber optic communications network and 384 employees. McLeodUSA intends to operate Ovation in a manner similar to the way it was operated prior to the Merger.

       The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, filed with the Securities and Exchange Commission on January 14, 1999 as Exhibit
2.1 to our Current Report on Form 8-K.  A copy of the press release, dated
March 31, 1999, issued by McLeodUSA, announcing its completion of the Merger is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     The financial statements and exhibits listed below are incorporated by reference to financial statements and exhibits to previously filed registration statements or reports of McLeodUSA with the Securities and Exchange Commission as indicated.

     (a)  Financial Statements of business acquired

     Description
     -----------

     The Balance Sheets of Ovation Communications, Inc. as of December 31, 1998 and 1997 (Incorporated herein by reference to McLeodUSA's Form S-4, No. 333-71811, filed with the Securities and Exchange Commission on February 4, 1999, as amended by Amendment No. 1, filed on February 18, 1999, as further amended by Amendment No. 2, filed on March 15, 1999, and as further amended by Amendment No. 3, filed on March 24, 1999 (together, "McLeodUSA's Form S-4")).

     Statements of Operations of Ovation Communications, Inc. for the period from March 27, 1997 (date of inception) through December 31, 1997 and the year ended December 31, 1998. (Incorporated herein by reference to McLeodUSA's Form S-4).

     Statements of Changes in Stockholders' Equity of Ovation Communications, Inc. for the period from March 27, 1997 (date of inception) through December 31, 1997 and the year ended December 31, 1998. (Incorporated herein by reference to McLeodUSA's Form S-4).

     Statements of Cash Flows of Ovation Communications, Inc. for the period from March 27, 1997 (date of inception) through December 31, 1997 and the year ended December 31, 1998. (Incorporated herein by reference to McLeodUSA's Form S-4).

     Notes to Financial Statements of Ovation Communications, Inc. dated December 31, 1998. (Incorporated herein by reference to McLeodUSA's Form S-4).

     Report of Independent Auditors dated February 26, 1999. (Incorporated herein by reference to McLeodUSA's Form S-4).

     (c)  Exhibits.

2.1            Agreement and Plan of Merger, dated as of January 7, 1999, by and among McLeodUSA Incorporated, Bravo
               Acquisition Corporation, Ovation Communications, Inc. and certain stockholders of Ovation
               Communications, Inc.  (Incorporated herein by reference to Exhibit 2.1 to McLeodUSA's Current Report on Form 8-K, File No. 0-20763, filed with the Commission on January 14, 1999).

99.1           Press Release, dated March 31, 1999, announcing completion of the acquisition of Ovation.


99.2           The Balance Sheets of Ovation Communications,            Incorporated herein by reference to
               Inc. as of December 31, 1998 and 1997.                   McLeodUSA's Form S-4, No. 333-71811,
                                                                        filed on February 4, 1999, as
                                                                        amended by Amendment No. 1, filed on
                                                                        February 18, 1999, as further
                                                                        amended by Amendment No. 2, filed
                                                                        on March 15, 1999, and as further
                                                                        amended by Amendment No. 3, filed on
                                                                        March 24, 1999 (together, the
                                                                        "McLeodUSA's Form S-4").

99.3           Statements of Operations of Ovation                      Incorporated herein by reference to
               Communications, Inc. for the period from                 McLeodUSA's Form S-4.
               March 27, 1997 (date of inception)
               through December 31, 1997 and the year
               ended December 31, 1998.

99.4           Statements of Changes in Stockholders'                   Incorporated herein by reference to
               Equity of Ovation Communications, Inc.                   McLeodUSA's Form S-4.
               for the period from March 27, 1997 (date
               of inception) through December 31, 1997
               and the year ended December 31, 1998.

99.5           Statements of Cash Flows of Ovation                      Incorporated herein by reference to
               Communications, Inc. for the period from                 McLeodUSA's Form S-4.
               March 27, 1997 (date of inception) through
               December 31, 1997 and the year ended
               December 31, 1998.

99.6           Notes to Financial Statements of Ovation                 Incorporated herein by reference to
               Communications, Inc. dated December 31, 1998.            McLeodUSA's Form S-4.

99.7           Report of Independent Auditors dated February            Incorporated herein by reference to
               26, 1999.                                                McLeodUSA's Form S-4.


                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 15, 1999                            McLeodUSA Incorporated


                                                By: /s/ Randall Rings
                                                   -----------------------------
                                                   Randall Rings
                                                   Vice President, Secretary and
                                                    General Counsel
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                                 EXHIBIT INDEX

2.1            Agreement and Plan of Merger, dated as of January 7, 1999, by and among McLeodUSA Incorporated, Bravo
               Acquisition Corporation, Ovation Communications, Inc. and certain stockholders of Ovation
               Communications, Inc.  (Incorporated herein by reference to Exhibit 2.1 to McLeodUSA's Current Report on Form 8-K, File No. 0-20763, filed with the Commission on January 14, 1999).

99.1           Press Release, dated March 31, 1999, announcing completion of the acquisition of Ovation.


99.2           The Balance Sheets of Ovation Communications,            Incorporated herein by reference to
               Inc. as of December 31, 1998 and 1997.                   McLeodUSA's Form S-4, No. 333-71811,
                                                                        filed on February 4, 1999, as
                                                                        amended by Amendment No. 1, filed on
                                                                        February 18, 1999, as further
                                                                        amended by Amendment No. 2, filed
                                                                        on March 15, 1999, and as further
                                                                        amended by Amendment No. 3, filed on
                                                                        March 24, 1999 (together, the
                                                                        "McLeodUSA's Form S-4").

99.3           Statements of Operations of Ovation                      Incorporated herein by reference to
               Communications, Inc. for the period from                 McLeodUSA's Form S-4.
               March 27, 1997 (date of inception)
               through December 31, 1997 and the year
               ended December 31, 1998.

99.4           Statements of Changes in Stockholders'                   Incorporated herein by reference to
               Equity of Ovation Communications, Inc.                   McLeodUSA's Form S-4.
               for the period from March 27, 1997 (date
               of inception) through December 31, 1997
               and the year ended December 31, 1998.

99.5           Statements of Cash Flows of Ovation                      Incorporated herein by reference to
               Communications, Inc. for the period from                 McLeodUSA's Form S-4.
               March 27, 1997 (date of inception) through
               December 31, 1997 and the year ended
               December 31, 1998.

99.6           Notes to Financial Statements of Ovation                 Incorporated herein by reference to
               Communications, Inc. dated December 31, 1998.            McLeodUSA's Form S-4.

99.7           Report of Independent Auditors dated February            Incorporated herein by reference to
               26, 1999.                                                McLeodUSA's Form S-4.
